SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  September 1, 2005


                       WINDSWEPT ENVIRONMENTAL GROUP, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                     0-17072               11-2844247
         --------                     -------               ----------
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)        Identification No.)


100 SWEENEYDALE AVENUE, BAY SHORE, NEW YORK                     11706
-------------------------------------------                     -----
(Address of principal executive offices)                      (Zip Code)


                                 (631) 434-1300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 1.01  Entry into a Material Definitive Agreement.
           ------------------------------------------

           On September 2, 2005, Trade-Winds Environmental Restoration, Inc., a wholly owned subsidiary of Windswept Environmental Group, Inc., entered into a Lease Agreement with Alberta Bendily for property located in Baton Rouge, Louisiana. The monthly rent is $2,000. The term of this lease is for one year. Pursuant to the terms of the lease, the lessor shall give Trade-Winds first option to purchase the land. A copy of the agreement is attached as Exhibit
10.01 and is incorporated by reference.


Item 8.01  Other Events
           ------------

           On September 1, 2005, Trade-Winds Environmental Restoration, Inc., a wholly owned subsidiary of Windswept Environmental Group, Inc., made arrangements to lease a house located in Baton Rouge, Louisiana.

           On September 2, 2005, the Company issued a press release announcing its commitment to establishing a command center in Baton Rouge, Louisiana for its work in connection with Hurricane Katrina. A copy of the press release is attached as Exhibit 99.01 and is incorporated by reference.

           On September 7, 2005, the Company issued a press release announcing Trade-Winds Environmental Restoration's intent to open an Environmental Training Center in Baton Rouge, Louisiana to provide hazardous materials remediation training, mold remediation, asbestos and lead mediation training to aid the clean-up effort in connection with Hurricane Katrina. A copy of the press release is attached as Exhibit 99.02 and is incorporated by reference.

           On September 8, 2005, Trade-Winds executed a Lease Agreement with Mark Anderson for premises located in Convent, Louisiana. The Lease Agreement has a one-year term with an annual rent of $474,000, payable in monthly installments of $39,500.

Item 9.01  Exhibits
           --------
Exhibit
Number     Description
------     -----------

10.01 Lease Agreement dated September 2, 2005 between Trade-Winds Environmental Restoration, Inc. and Alberta Bendily.
99.01      Press Release issued by the Company on September 2, 2005.
99.02      Press Release issued by the Company on September 7, 2005.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WINDSWEPT ENVIRONMENTAL GROUP, INC.


                                   By:    /s/ Michael O'Reilly
                                       ----------------------------------------
                                       Michael O'Reilly, Chief Executive Officer


Date:    September 8, 2005